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                                                                     Exhibit 4.1


HAR
HOMETOWN AUTO RETAILERS, INC.
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
CUSIP 437858 10 3
SEE REVERSE FOR
CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF
HOMETOWN AUTO RETAILERS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.
       This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
John C. Rudy   SECRETARY
Joseph Shaker    PRESIDENT
COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, NJ)                TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER



HOMETOWN AUTO RETAILERS, INC.
  The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
TEN ENT
JT TEN
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT                    Custodian
                                                    (Cust)
(Minor)
                                 under Uniform Gifts to Minors
                                 Act
                                                            (State)

Additional abbreviations may also be used though not in the above list.


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For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.